CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,   George  R.  Aylward,   President  of  Phoenix   Insight  Funds  Trust  (the
     "Registrant"), certify that:

1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    3/9/07                         /s/ George R. Aylward
     -------------------------------   -----------------------------------------
                                       George R. Aylward, President
                                       (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Insight Funds Trust (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    3/9/07                        /s/ W. Patrick Bradley
     -------------------------------   -----------------------------------------
                                       W. Patrick Bradley, Chief Financial
                                       Officer and Treasurer
                                       (principal financial officer)